SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                           USAA Tax Exempt Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

[GRAPHIC OMITTED]        YOUR VOTE COUNTS.
                          >> VOTE TODAY.

[ ] Review the proxy statement and submit your vote

YOUR VOTE COUNTS                                --------------------------------
-----------------------------------------       LEARN MORE
                                                --------------------------------
                                                A special message from the CEO
REVIEW PROXY STATEMENT, SUBMIT VOTE
                                                Summary of the proposals

If you owned a USAA mutual fund as of MAY 26, 2006, you recently received a proxy statement in the mail. It tells you about important issues that affect USAA mutual funds.

USAA's mutual fund board of directors carefully considered the proposals and recommends voting IN
FAVOR OF all of the proposals. Your "FOR" vote on these issues will enable us to meet your future investment needs with the quality you expect.

Please review your proxy statement and submit your vote on or before the shareholder meeting on JULY
19, 2006.


BEFORE YOU VOTE
-----------------------------------------------------------
*  Read your proxy statement and determine your vote.

* Have your proxy card(s) available. You should have a separate proxy card for each of your accounts.

* If you did not receive proxy card(s) or if you have questions about voting, call Summary of the proposals toll-free, 1-800-531-8448.

FOUR WAYS TO VOTE
-----------------------------------------------------------
1. INTERNET
   *  Go to: PROXYVOTE.COM
   *  Enter the 12-digit control number from
      each proxy card. This number can be found
      [arrow] in the box next to the arrow
   *  Follow the instructions on the site.
   *  Submit your vote separately for each
      proxy card you received.

2. PHONE
   *  Call toll-free 1-800-690-6903.
   *  Enter the 12-digit control number from
      each proxy card. This number can be found
      [arrow] in the box next to the arrow
   *  Follow the recorded instructions.

3. MAIL
   *  Mark your choices and sign each proxy card.
   *  Return completed proxy card(s) in the provided postage-paid envelope

4. IN PERSON
   *  You are invited to attend the mutual fund shareholder meeting:

         JULY 19, 2006, 2:00 p.m. Central Time
         USAA Building, McDermott Auditorium
         9800 Fredericksburg Road, San Antonio, Texas


                                  ==============================================
                                                  S A M P L E

                                         PROXY FOR THE SHAREHOLDER MEETING
                                      2 p.m., Central Time, on July 19, 2006

                                   All properly executed voting instructions will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposal(s).

                                     =========================================
                                      TO VOTE BY INTERNET
                                      1) Read the Proxy Statement and have
                                         the proxy card below at hand.
                                      2) Go to Web site www.proxyvote.com.
                                      3) Follow the instructions provided
                                         on the Web site.

                                      TO VOTE BY TELEPHONE
                                      1) Read the Proxy Statement and have the
                                         proxy card below at hand.
                                      2) Call 1-800-690-6903.
                                      3) Follow the instructions.
                                     =========================================

                                   Joint owners should EACH sign. Please sign
                                   EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                                   FUNDS' BOARD OF TRUSTEES.

                                         NOTE: IF YOU VOTE BY PHONE OR
                                     INTERNET, PLEASE DO NOT RETURN YOUR
                                           VOTING INSTRUCTION CARD.

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This  communication  is being made on behalf of USAA Mutual Fund, Inc., USAA Tax
Exempt Fund, Inc., USAA Investment Trust and USAA Mutual Funds Trust (formerly known as USAA State Tax-Free Trust). Shareholders of the affected USAA mutual funds will receive a proxy statement on these matters. Shareholders should read the proxy statement when it becomes available because it contains important information. Shareholders may obtain an additional free copy of the proxy statement and any other relevant documents when they become available from USAA Investment Management Company or the SEC's Web site at WWW.SEC.GOV.


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